UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2022
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE
5.875% Fixed-Rate Reset Junior Subordinated Debentures due 2062	KMPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5. – Corporate Governance and Management.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company's Annual Meeting of Shareholders was held on Wednesday, May 4, 2022 to vote on three proposals, for which the final vote results are set forth below.

Proposal 1: Election of Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
Teresa A. Canida	51,044,653	158,875	33,671	6,981,038
George N. Cochran	50,999,471	174,747	62,981	6,981,038
Kathleen M. Cronin	44,139,025	7,063,535	34,639	6,981,038
Jason N. Gorevic	44,439,936	6,726,952	70,311	6,981,038
Lacy M. Johnson	43,813,890	7,387,659	35,650	6,981,038
Robert J. Joyce	50,405,681	767,409	64,109	6,981,038
Joseph P. Lacher, Jr.	50,401,385	765,334	70,480	6,981,038
Gerald Laderman	50,971,098	195,028	71,073	6,981,038
Stuart B. Parker	50,990,091	183,908	63,200	6,981,038
Christopher B. Sarofim	51,023,851	149,479	63,869	6,981,038
Susan D. Whiting	43,819,491	7,382,611	35,097	6,981,038

Proposal 2: Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2022.

A majority of shareholders voted, on an advisory basis, to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2022. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
57,343,528	829,455	45,254	—

Proposal 3: Advisory vote to approve the compensation of the Company's Named Executive Officers.

A majority of shareholders voted, on an advisory basis, to approve the compensation of the Company's Named Executive Officers. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
27,589,199	23,492,314	155,686	6,981,038

Section 8. – Other Events.

Item 8.01.	Other Events.

On May 4, 2022, the Company issued a press release announcing, among other things, that its independent directors of the Board have selected Stuart B. Parker to succeed Robert J. Joyce as independent lead director, effective immediately. Joyce, who joined the Kemper board in August 2012 and served as chairman from November 2015 to May 2021, will continue to serve as a board member, including as a member of the Governance and Risk Committees. Parker has been a Kemper Board member since November 2020 and is a member of the board’s Audit and Risk Committees.
Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Registrant’s press release dated May 4, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	May 5, 2022	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Executive Vice President, Secretary and General Counsel